1995 NEBS EXECUTIVE BONUS PLAN
                        (Effective as of June 25, 1994)


        This Executive Bonus Plan was adopted by the Board of Directors of New England Business Serve, Inc. (the "Company") on July 22, 1994 upon the recommendation of its Organization and Compensation Committee for the purpose of providing incentive compensation for the senior executives and managers of the Company and its subsidiaries. This
Plan shall be governed by the following definitions and calculations.

        I. Participants. The Participants in the Plan for the 1995 fiscal year of the Company (the "Year") and their respective Target Bonus Percentages shall be as follows:


                 A.     Officers of the Company.

                        William C. Lowe,
                        President, Chief Executive Officer               70%

                        Timothy D. Althof,
                        Vice President, Corporate Controller             50%

                        Edward M. Bolesky,
                        Vice President - General Manager, Operations     50%

                        Robert S. Brown,
                        Vice President-General Manager, Subsidiaries     50%

                        Christopher H. Corbett,
                        Vice President, Information Systems              50%

                        Russell V. Corsini, Jr.,
                        Vice President, Chief Financial Officer          50%

                        Sally C. Davis,
                        Vice President - Manual Business Forms           50%

                        Thomas W. Freeze,
                        Vice President - Finance and Administration,
                        Image Products                                   50%

                        The Treasurer/Secretary                             (1)

                 B.     CEOs of Subsidiaries.

                        Robert T. Richardson,
                        President and Chief Executive,
                        NEBS Business Forms, Ltd.                        40%

                        Robert A. Lay, President and
                        Chief Executive,
                        SYCOM, Inc.                                      40%

                        David G. Booth, Managing Director,
                        NEBS Business Stationery                         40%

                 C.     General Managers of Business Units.

                        Michael F. Dowd,
                        General Manager, Manual Business Forms
                        and Direct Marketing                             40%(2)

                        Linda A. Jacobs,
                        General Manager, Image Products                  40%(3)

                        The General Manager,
                        Computer Forms and Software                         (4)

               D.       Selected Directors.

                        Peter J. Zarrilla,
                        Corporate Director - Human Resources             30%(5)

                        John Winzeler,
                        Manufacturing Director                           20%

                        Steve Schlerf,
                        Image Manufacturing Director                     40%

                        John Gamelin,
                        Operations Director (NCF/Software)               20%

                        Dave Foster,
                        Finance Director (NCF/Software)                  20%

                        Karen Hartzell,
                        Customer Relations Director                      20%

                        Joe Cali,
                        Finance Director (Manual Business Forms)         20%

                        Gregg Walsh,
                        Operations Controller                            20%

<F1>    Such percentage as shall be approved by the Board of Directors upon such officer's election.
<F2>    50% effective January 1, 1995 if promoted to Vice President as of that date.
<F3>    50% effective January 1, 1995 if promoted to Vice President as of that date.
<F4>    Such percentage as shall be approved by the Organization and
        Compensation Committee upon such General Manager's appointment.
<F5>    50% effective January 1, 1995 if promoted to Vice President as of that date.


No Participant shall be eligible to participate in the NEBS Profit Sharing Plan for any year in which he or she is entitled to participate in this Plan.

        II. Target Bonus. The Target Bonus payable to a Participant with respect to the Year shall be an amount arrived at by multiplying his or her base salary initially fixed for the Year by his or her Target Bonus Percentage.

        III.    Actual Bonuses.

                A. President, Chief Executive Officer and Vice President, Chief Financial Officer.

                      1. The Actual Bonus of each of these Participants shall be calculated by multiplying his Target Bonus by a percentage which shall be 50% of the sum of (i) a "Consolidated Sales Factor" based on the percentage which the consolidated net sales for the Year are of $272, 000,000 (the "targeted consolidated net sales" for the Year), and (ii) a "Consolidated Profit Factor" based on the percentage which the consolidated earnings per share for the Year are of $1.30 per share (the "targeted consolidated earnings per share" for the Year), as described below:

                            (a) Consolidated Sales Factor equals 100% plus 6.48% for each one percent by which consolidated net sales are more than the targeted consolidated net sales for the Year, or 100% minus 6.48% for each one percent by which consolidated net sales are less than the targeted consolidated net sales for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the Sales Factor shall be 0% if consolidated net sales for the Year are less than $251,000,000.

                            (b) Consolidated Profit Factor equals 100% plus 6.48% for each one percent (1.3 cents) by which consolidated earnings per share are more than the targeted consolidated earnings per share for the Year up to and including $1.43 and 9.72% for each one percent (1.3 cents) by which consolidated earnings per share are more than $1.43, or 100% minus 6.48% for each one percent (1.3 cents) by which consolidated earnings per share are less than $1.30 (calculated in either case to the nearest one-tenth of one percent), provided that the profit factor shall be 0% if the earnings per share for the Year are less than $1.20.

                      2. No bonuses shall be paid to either of these Officers if the Company's consolidated earnings per share for the Year are less than $1.11.

                B.    Chief Executives of Subsidiary Business Units.

                      1. Each of the Chief Executives of NEBS Business Forms, Ltd. and SYCOM , Inc. and the Managing Director of NEBS Business Stationery shall be paid an actual bonus which shall be the sum of the following products:

                            (a)   15% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   15% of his Target Bonus times the
                                  Consolidated Profit Factor;

                            (c)   The sum of his unit's quarterly sales
                                  factor awards determined pursuant to
                                  Section 2 below; and

                            (d)   The sum of his unit's quarterly profit
                                  factor awards determined pursuant to
                                  Section 3.

                      2. The Quarterly Sales Factor Awards of the several subsidiary business units shall reflect the degree of attainment (up to 100%) of the following quarterly unit sales goals:


                                                         (000,000)


                                                            Q1         Q2         Q3         Q4

                            NEBS Business Forms              $6.0       $6.1        $6.4       $6.2

                            SYCOM, Inc.                      $3.8       $3.7        $3.9       $3.7

                            NEBS Business Stationery    [$L]0.694  [$L]0.765  [$L]0.779  [$L]0.765

                            Successful attainment of each quarterly sales goal earns the participant 8.75% of his Target Bonus.. Each 1% of performance below the quarterly sales goal results in a 20% reduction in the quarterly award. For quarterly performance at 95% or less of a quarterly sales goal, the quarterly award for this factor shall be 0.

                      3. The Quarterly Profit Factor Awards of the several subsidiary business units shall reflect the degree of attainment (up to 100%) of the following quarterly unit profit from operations goals:


                                                         (000,000)

                                                             Q1           Q2           Q3           Q4

                            NEBS Business Forms               $1.0         $0.9         $1.2         $1.1

                            SYCOM, Inc.                       $0.7         $0.7         $0.7         $0.8

                            NEBS Business Stationery    [$L](0.105)  [$L](0.017)  [$L](0.009)  [$L](0.067)

                            Successful attainment of each quarterly profit from operations goal earns the participant 8.75% of his Target Bonus. Each 1% of performance below the quarterly profit from operations goal results in a 20% reduction in the quarterly award. For quarterly performance at 95% or less of a quarterly profit from operations goal, the quarterly award for this factor shall be 0.

                      4. All performance calculations pursuant to Sections 2 and 3 shall be made to the nearest one-tenth of one percent. No bonus shall be paid to any CEO of a subsidiary business unit if the consolidated earnings per share for the Year are less than 1.11.

                C. The Officers and General Managers in Charge of the Company's Business Units.

                      1. The Vice President - Manual Business Forms, the Vice President-Finance and Administration, Image Products, the General Manager, Manual Business Forms and Direct Marketing, the General Manager, Computer Forms and Software (when appointed), and the General Manager, Image Products, shall be paid an actual bonus which shall be the sum of the following:

                            (a) 20% of his or her Target Bonus times the Consolidated Sales Factor;

                            (b) 20% of his or her Target Bonus times the Consolidated Profit Factor;

                            (c)   the sum of his or her unit's quarterly
                                  sales factor awards determined pursuant to
                                  Section 2 below;

                            (d)   the sum of his or her unit's quarterly
                                  profit factor awards determined pursuant to
                                  Section 3 below; and

                            (e) 20% of his or her Target Bonus times his or her Additional Factor determined by the President on the basis of the Qualitative Measurements shown on Appendix A annexed hereto.

                      2. The Quarterly Sales Factor Awards of the several business units shall reflect the degree of attainment (up to 100%) of the following quarterly unit sales goals:

                                                         (000,000)

                                                              Q1       Q2       Q3       Q4

                            Manual Business Forms             $25.7    $25.1    $28.6    $26.9

                            Computer Forms and Software       $14.3    $18.7    $21.4    $18.8

                            Image Products                    $13.4    $19.0    $16.2    $15.3

                            Successful attainment of each quarterly sales goal earns the participant 5% of his or her Target Bonus. Each 1% of performance below a quarterly sales goal results in a 20% reduction in the quarterly award. For quarterly performance at 95% or less of a quarterly sales goal, the quarterly award for this factor shall be 0.

                      3. The Quarterly Profit Factor Awards of the several business units shall reflect the degree of attainment (up to 100%) of the following quarterly unit profit from operations goals:


                                                         (000,000)

                                                              Q1      Q2      Q3       Q4

                            Manual Business Forms             $9.4    $9.2    $10.3    $9.6

                            Computer Forms and Software       $0.1    $1.1    $ 2.4    $2.7

                            Image Products                    $0.7    $3.1    $ 1.5    $1.4

                            Successful attainment of each quarterly profit from operations goal earns the participant 5% of his or her Target Bonus.. Each 1% of performance below a quarterly profit from operations goal results in a 20% reduction in the quarterly award. For quarterly performance at 95% or less of a quarterly profit from operations goal, the quarterly award for this factor shall be 0.

                      4. All performance calculations pursuant to Sections 2 and 3 shall be made to the nearest one-tenth of one percent. No bonus shall be paid to any of these executives if the consolidated earnings per share for the Year are less than $1.11.

                D.    Other Corporate Officers.

                      1. The Vice President-General Manager, Subsidiaries shall be paid an actual bonus which shall be the sum of the following eight products:

                            (a)   20% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of his Target Bonus times the
                                  Consolidated Profit Factor;

                            (c)   10% of his Target Bonus multiplied six
                                  times, once each by six fractions of which the denominator is 35 in each instance and the six numerators are the percentage of his Target Bonus earned by the Chief Executive of each of the three Subsidiary Business Units based upon (a) the sum of his unit's quarterly sales awards and
                                  (b) the sum of his unit's quarterly profit from operations awards for the Year.

                      2. The Vice President, Information Systems shall be paid an actual bonus which shall be the sum of the following three products:

                            (a)   20% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of his Target Bonus times the
                                  Consolidated Profit Factor; and

                            (c)   60% of his Target Bonus times his
                                  Additional Factor determined by the
                                  President on the basis of the Qualitative
                                  Measurements shown on Appendix A annexed hereto.

                      3. The Vice President-General Manager, Operations shall be paid an actual bonus which shall be the sum of the following three products:

                            (a)   20% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of his Target Bonus times the
                                  Consolidated Profit Factor; and

                            (c)   60% of his Target Bonus times his
                                  Additional Factor determined by the
                                  President on the basis of the Qualitative
                                  Measurements shown on Appendix A annexed hereto.

                      4. The Vice President, Corporate Controller shall be paid an actual bonus which shall be the sum of the following three products:

                            (a)   35% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   35% of his Target Bonus times the
                                  Consolidated Profit Factor; and

                            (c)   30% of his Target Bonus times his
                                  Additional Factor determined by the
                                  President on the basis of the Qualitative
                                  Measurements shown on Appendix A annexed hereto.

                      5. No bonus shall be paid to any of these officers if the consolidated earnings per share for the Year are less than 1.11.

                E.    Selected Directors.

                      1. The Corporate Director-Human Resources shall be paid an actual bonus which shall be the sum of the following three products:

                            (a)   30% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   30% of his Target Bonus times the
                                  Consolidated Profit Factor; and

                            (c)   40% of his Target Bonus times his
                                  Additional Factor determined by the
                                  President on the basis of the Qualitative
                                  Measurements shown on Appendix A annexed hereto.

                      2. The Manufacturing Director shall be paid an actual bonus which shall be the sum of the following:

                            (a)   20% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of his Target Bonus times the
                                  Consolidated Profit Factor; and

                            (c)   the sum of the quarterly sales factor
                                  awards of Domestic NEBS for this director determined pursuant Section 9 below;

                            (d)   the sum of the quarterly profit factor
                                  awards of Domestic NEBS for this director determined pursuant to Section 10 below; and

                            (e)   40% of his Target Bonus times his
                                  Additional Factor determined by the Vice
                                  President-Operations on the basis of the Qualitative Measurements shown on Appendix A annexed hereto.

                      3. The Image Manufacturing Director shall be paid an actual bonus which shall be the sum of the following:

                            (a)   20% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of his Target Bonus times the
                                  Consolidated Profit Factor;

                            (c)   the sum of the Image Product Unit's
                                  quarterly sales factor awards determined pursuant to Section 2 of Section C above;

                            (d)   the sum of the Image Product Unit's
                                  quarterly profit factor awards determined pursuant to Section 3 above of Section C above; and

                            (e)   20% of his Target Bonus times his
                                  Additional Factor determined by the General
                                  Manager-Image Products on the basis of the Qualitative Measurements shown on
                                  Appendix A annexed hereto.

                      4. The Operations Director (NCF/Software) shall be paid by an actual bonus which shall be the sum of the following:

                            (a)   20% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of his Target Bonus times the
                                  Consolidated Profit Factor;

                            (c)   the sum of the NCF/Software Unit's
                                  quarterly sales factor awards determined pursuant to Section 2 of Section C above;

                            (d)   the sum of the NCF/Software Unit's
                                  quarterly profit factor awards determined pursuant to Section 3 of Section C above; and

                            (e)   20% of his Target Bonus times his
                                  Additional Factor determined by the General
                                  Manager, Computer Forms and Software on the basis of the Qualitative Measurements shown on Appendix A annexed hereto.

                      5. The Finance Director (NCF/Software) shall be paid by an actual bonus which shall be the sum of the following:

                            (a)   20% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of his Target Bonus times the
                                  Consolidated Profit Factor;

                            (c)   the sum of the NCF/Software Unit's
                                  quarterly sales factor awards determined pursuant to Section 2 of Section C above;

                            (d)   the sum of the NCF/Software Unit's
                                  quarterly profit factor awards determined pursuant to Section 3 of Section C above; and

                            (e)   20% of his Target Bonus times his
                                  Additional Factor determined by the General
                                  Manager, Computer Forms and Software on the basis of the Qualitative Measurements shown on Appendix A annexed hereto.

                      6. The Customer Relations Director shall be paid an actual bonus which shall be the sum of the following:

                            (a)   20% of her Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of her Target Bonus times the
                                  Consolidated Profit Factor; and

                            (c)   the sum of the quarterly sales factor
                                  awards of Domestic NEBS for this director determined pursuant Section 9 below.

                            (d)   the sum of the quarterly profit factor
                                  awards of Domestic NEBS for this director determined pursuant to Section 10 below.

                            (e)   40% of her Target Bonus times her
                                  Additional Factor determined by the Vice
                                  President-General Manager, Operations on the basis of the Qualitative Measurements shown on Appendix A annexed hereto.

                      7. The Finance Director (Manual Business Forms) shall be paid by an actual bonus which shall be the sum of the following:

                            (a)   20% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of his Target Bonus times the
                                  Consolidated Profit Factor;

                            (c)   the sum of the quarterly sales factor
                                  awards of the Manual Business Forms Unit determined pursuant to Section 2 of Section C above;

                            (d)   the sum of the quarterly profit factor
                                  awards of the Manual Business Form Unit
                                  determined pursuant to Section 3 of Section
                                  C above;

                            (e)   20% of his Target Bonus times his
                                  Additional Factor determined by the General
                                  Manager, Manual Business Forms on the basis of the Qualitative Measurements shown on Appendix A annexed hereto.

                      8. The Operations Controller shall be paid an actual bonus which shall be the sum of the following:

                            (a)   20% of his Target Bonus times the
                                  Consolidated Sales Factor;

                            (b)   20% of his Target Bonus times the
                                  Consolidated Profit Factor; and

                            (c)   the sum of the quarterly sales factor
                                  awards of Domestic NEBS for this director determined pursuant to Section 9 below;

                            (d)   the sum of the quarterly profit factor
                                  awards of Domestic NEBS for this director determined pursuant to Section 10 below;

                            (e)   20% of his Target Bonus times his
                                  Additional Factor determined by the Vice
                                  President-General Manager, Operations on the basis of the Qualitative Measurements shown on Appendix A annexed hereto.

                      9. The Quarterly Sales Factor Awards of Domestic NEBS shall reflect the degree of attainment (up to 100%) of the following quarterly sales goals:

                                            (000,000)

                                    Q1      Q2      Q3      Q4

                                    53.4M   62.8M   66.2M   61.0M

                            Successful attainment of each quarterly sales goal earns the Operations Director 5% and each of the Manufacturing Director and the Customer Relations Director 2 1/2% of his or her Target Bonus. Each 1% of performance below the quarterly sales goal results in a 20% reduction in the quarterly award. For quarterly performance at 95% or less of quarterly sales goals, the quarterly award for this factor shall be 0.

                     10. The Quarterly Profit Factor Awards of Domestic NEBS shall reflect the degree of attainment (up to 100%) of the following quarterly profit from operations goals:

                                               (000,000)

                                      Q1      Q2      Q3      Q4

                                      $10.2   $13.3   $14.2   $13.7

                            Successful attainment of each quarterly profit from operations goal earns the Operations Director 5% and each of the Manufacturing Director and the Customer Relations Director 2 1/2% of his or her Target Bonus. Each 1% of performance below the quarterly profit from operations goal results in a 20% reduction in the quarterly award. For quarterly performance at 95% or less of quarterly profit from operations goals, the quarterly award for this factor shall be 0%.

                     11. All performance calculations pursuant to Sections 9 and 10 shall be made to the nearest one-tenth of one percent. No bonus shall be paid to any of these executives if the consolidated earnings per share for the Year are less than $1.11.

        IV.     Bonus Payouts.

                80% of the payout will be in the form of cash; 20% of the payout will be in the form of NEBS Stock with a share price which is established at the close of trading on the NASDAQ National Market on the third business day following the issuance of the press release disclosing the Company's financial results for the fourth quarter of the Year. All bonus payments, including those earned by attainment of quarterly performance goals, will be made within 60 days after the close of the Year.

        V.      Certain Definitions and Other Provisions.

                A. All references to "net" sales shall refer to consolidated net sales of the Company or net sales of a subsidiary business unit or business unit, as the case may be, as reported or used in calculating the Company's audited consolidated earnings.

                B. For purposes of calculating the Consolidated Profit Factor, consolidated earnings per share for the Year shall be determined by dividing the consolidated net income from continuing operations for the Year by the weighted average number of shares of Common Stock outstanding during the Year. Consolidated net income from continuing operations shall mean such consolidated income, after taxes and after provision for executive bonuses under this Plan, determined in accordance with all of the accounting policies employed in the preparation of the Company's audited financial statements for the Year.

                C. Actual or targeted consolidated earnings per share, actual or targeted consolidated sales, the actual or targeted profit from operations of any subsidiary business unit , business unit or Domestic NEBS or the actual or targeted net sales of any subsidiary business unit, business unit or Domestic NEBS may, at the discretion of the Organization and Compensation Committee, be adjusted to eliminate the effect of (a) either the acquisition or the divestiture by the Company of any subsidiary or division during the Year, and/or
        (b) the imposition during the Year by Massachusetts or any other state or states of sales taxes on services, materials or supplies purchased by the Company or any subsidiary of the Company the effect of which is not allowed for in the Company's annual budget for the 1995 fiscal year or (c) any abatement of taxes or material increase or decrease in Federal or State corporate tax rates. It is the intention of the Organization and Compensation Committee that any such discretionary adjustment shall be made by it, and shall be announced to the affected Participants, promptly after the occurrence of the motivating event, but failure to act promptly shall not deprive the Committee of its power to make such an adjustment at a later time.

                D. "Profit from Operations" for any subsidiary business unit or business unit of the Company or Domestic NEBS shall be determined consistently with the process whereby its targeted profit from operations for the Year was determined and shall not reflect any charge for executive bonuses payable under this Plan.

                E. Domestic NEBS for the purposes of this Plan means the Company without its subsidiaries SYCOM , Inc., NEBS Business Forms, Ltd., or NEBS Business Stationery, but including its subsidiary NEBS Software, Inc.

                F. Should a Participant die, retire, or become totally disabled during the Year, he or she or his or her estate shall be entitled to receive a bonus pro-rated in accordance with the percentage of his or her annual salary earned from the beginning of the Year up to the date of death, retirement or disability. Should a Participant's employment by the Company or a subsidiary business unit be terminated for any other reason, payment of any bonus hereunder for the year in which such termination occurs is at the sole discretion of the Organization and Compensation Committee.

                G. If a Participant assumes a new position during the Year, the Organization and Compensation Committee may make an appropriate adjustment in his or her target bonus and/or the means of calculating his or her actual bonus, effective from and after that event.

                H.    This Plan shall be effective commencing June 25, 1994.

                I. The intended operation of the foregoing formulas for calculating actual bonuses at the consolidated Company level are shown graphically in the exhibits annexed hereto, which are incorporated herein by this reference.



                                             1995 NEBS EXECUTIVE BONUS PLAN
                                                       Appendix A




POSITION                                   FY95 QUALITATIVE MEASUREMENTS


Vice President-General Manager,
Operations                                 NEBS Manufacturing (30% of Target Bonus)

                                              10%   Manufacturing Cost of Sales/Revenue              <=   31.1%

                                              10%   Customer Complaints/Shipped Items                <=    0.46%

                                               5%   Printed Orders Shipped in 3 Days or Less         >=   76.5%

                                               5%   Inventory Turns in FY95 Without Increase in      >=    6.84x
                                                    Stockouts

                                           NEBS Administration (30% of Target Bonus)

                                              10%   Administration Cost/Revenue                      <=   11.0%

                                              10%   Customer Complaints/Booked Items                 <=    0.65%

                                               5%   Administration Service Performance               >=   94.0%

                                               5%   Outbound Bookings                                >=   $5.758M

Vice President, Information Systems        (60% of Target Bonus)

                                              10%   Total Cost of IS & Telecommunications            <=   $9.7M
                                                    (Excl. PrintNet and Project 90)

                                              10%   Enterprise Wide Service Level                    >=   99.0%

                                              10%   Maintain Phone Line Availability and Service
                                                    Level for Administration                         >=   98.8%

                                              25%   Reduce FY95 Cost of Quality                           $0.5M

                                               5%   Delivery of PrintNet to Schedule


Vice President - Manual Business Forms     (20% of Target Bonus)

                                              10%   Integration of NBF into Image Product Line
                                                    for Total Customer Offering

                                              10%   Establishment of Effective Program to Sell
                                                    NBF Products to NCF Customers, Achieving
                                                    At Least $7M/Quarter by Q4


                             ALL FOOTNOTE REFERENCES ON LAST PAGE OF APPENDIX.

                                            1995 NEBS EXECUTIVE BONUS PLAN
                                                      Appendix A


Vice President - Finance and
Administration, Image Products             (20% of Target Bonus)

                                              10%   Establish Administration Function to Support
                                                    Image Business Unit

                                              10%   Establish Effective Communication with
                                                    Corporate Finance

General Manager, Manual Business
Forms and Direct Marketing                 (20% of Target Bonus)

                                              10%   Development of Successful Direct Mail
                                                    Advertising Program for Cross-Company Use

                                              10%   Develop a Business Opportunity Around DMA
                                                    and Mail Processing
                                                        List Rental Income                           >=   $0.5M
                                                        Mail Processing Revenue                      >=   $0.1M

General Manager, Image Products            (20% of Target Bonus)

                                              10%   Successful Establishment of New Stationery
                                                    Product Line -- At Least Rate of $3M/Quarter
                                                    by Q4 with Break-even PFO in Q4

                                              10%   Establishment of new Brochure Product
                                                    Offering -- At least Rate of $.5M /Quarter
                                                    Revenue by Q4


The General Manager,
Computer Forms and Software                (20% of Target Bonus)

                                              10%   Improve Service Performance(3) to 85% or
                                                    Better and Ability to Launch Consortium
                                                    Beginning of FY96

                                               5%   Establish GST Product in Market

                                               5%   Achieve Windows Accounting Product
                                                    Release Date of January 15, 1995

Vice President, Corporate Controller       (30% of Target Bonus)

                                              15%   Establishment of Meaningful Measurements
                                                    for Each Business Unit

                                              15%   Maintenance of Timely Awareness of
                                                    Business Unit Performance Along with
                                                    Management of Balanced Quarter to Quarter
                                                    Performance

                                            1995 NEBS EXECUTIVE BONUS PLAN
                                                      Appendix A

The Treasurer/Secretary                    (30% of Target Bonus)

                                              15%   Establish an investor relations plan in
                                                    conjunction with the repositioning of the
                                                    Company by December 1, 1994. Then
                                                    execute the plan as approved through
                                                    year-end.

                                              15%   Develop a transfer pricing policy and
                                                    procedure for the Company that integrates
                                                    tax, legal, financial, and operating
                                                    considerations.  This plan should also
                                                    address administrative and control aspects.
                                                    To be completed and implemented by
                                                    May 15, 1995.

Corporate Director -- Human Resources      (40% of Target Bonus)

                                              20%   Departmental Expense                             <    $4.0M

                                              10%   Maintain Effective Corporate Communications            1.05
                                                    and Management Programs as Measured by                 Survey
                                                    Overall Employee Morale Measures                  >=   index
                                                                                                           (NEBS as
                                              10%   Maintain Effective Awareness of Employee               a place to
                                                    Issues and Interaction with Officer/Executive          work)
                                                    Team

Image Manufacturing Director               (50% of Target Bonus)

                                              20%   FY95 Stationery Cost of Sales                     <=   46.4% of
                                                    Note: This number includes both standard               Net Sales
                                                    and custom stationery through direct mail.

                                              10%   Custom Cost Sales                                 <=   47.5% of
                                                    Note: This number includes all custom                  Net Sales
                                                    through direct mail except custom stationery
                                                    which is included in the above.

                                              15%   By January 1, 1995, position Image Business
                                                    Unit to produce full color brochure printing
                                                    independent of our current source
                                                    (Instacolor).  Per current plan, develop an
                                                    in-house prepress capability in Phoenix,
                                                    outsourcing the printing to a local printer.

                                               5%   Starburst Cost Neutral (breakeven @ PFO for
                                                    the year)

Operations Director (NCF/Software)(20% of Target Bonus)

                                              20%   NCF/Software Service Performance(3) for
                                                    FY95                                              >=   85.0%

Finance Director (NCF/Software)            (20% of Target Bonus)

                                              20%   Set up a central system that allows for the
                                                    timely retrieval of P&L information by product
                                                    managers and directors of the business

Finance Director (Manual Business
Forms)                                     (20% of Target Bonus)

                                              10%   Develop a Business Opportunity Around Mail        >=   $0.1M
                                                    Processing for FY95                                    (Revenue)

                                              10%   Large Account Sales for FY95                      >=   $1.0M

Manufacturing Director                     (40% of Target Bonus)

                                               8%   Manufacturing Cost of Sales/Revenue(1) for
                                                    FY95                                              <=   29.5%

                                               8%   Manufacturing Customer Complaints/Shipped
                                                    Items for FY95                                    <=   0.38%

                                               4%   Printed Orders Shipped in 3 Days or Less          >=   76.5%

                                               8%   To Support the Achievement of Operations
                                                    Objectives

                                              12%   *  To develop and begin implementation of a
                                                       systems plan for Manufacturing that results in
                                                       improved measurable performance.

                                                    *  To optimize the team-based organization in
                                                       Manufacturing that results in lower costs,
                                                       higher quality, and improved service.

                                                    *  To develop a base forms strategy for NEBS
                                                       that optimizes our backward integration effort.

                                                    *  To develop a plan to improve the delivery of
                                                       late orders in the NEBS order fulfillment
                                                       system.

                                            1995 NEBS EXECUTIVE BONUS PLAN
                                                      Appendix A


Customer Relations Director                (40% of Target Bonus)

                                              8%    Administration Cost/Revenue(2)                     <=   6.8%

                                              8%    Administration Customer Complaints/Booked Items    <=   0.65%

                                              4%    Administration Service Performance(4)              >=   94.0%

                                              8%    To Support the Achievement of Operations
                                                    Objectives

                                             12%    *  To develop and execute a plan to implement
                                                       Project 90 in Telemarketing and Customer
                                                       Service.  The implementation plan is expected
                                                       to be completed in FY95 in Telemarketing with
                                                       Customer Service being completed in FY96.

                                                    *  To achieve 2/20 objectives in Telemarketing
                                                       ($285K) and Order Entry ($500K).

                                                    *  To complete the Administration expansion
                                                       project in Flagstaff and develop an
                                                       Administration expansion plan that optimizes
                                                       service and reduces cost.

                                                    *  To improve the effectiveness of the Customer
                                                       Service department through a reengineering
                                                       effort that will result in improved service, lower
                                                       costs, and higher quality.

Operations Controller                      (20% of Target Bonus)

                                              3%    Manufacturing Cost of Sales/Revenue(1)                    <=    11.0%

                                              3%    Administration Customer Complaints/Booked
                                                    Items                                                     <=    0.65%

                                              3%    Administration Cost/Revenue(2)                            <=    31.1%

                                              3%    Manufacturing Customer Complaints/Shipped
                                                    Items                                                     <=    0.46%

                                              8%    *  To support the achievement of specific
                                                       operations objectives, including the
                                                       development of a base forms strategy and
                                                       achievement of domestic bad debt objectives

                                                    *  To support the achievement of remaining
                                                       2/20 Operations objectives


                                            1995 NEBS EXECUTIVE BONUS PLAN
                                                      Appendix A


                                                  FOOTNOTE REFERENCES

<F1>    Revenue = Domestic NEBS Net Sales excluding orders shipped from
        Peterborough (i.e., all Custom and Standard products produced in Peterborough).

<F2>    Revenue = Domestic NEBS Net Sales excluding DFS and Custom products.

<F3>    Service Performance = Percentage of incoming customer calls handled by the Technical Support Group in the Computer Forms and Software business unit (Nashua).

<F4>    Service Performance = Percentage of incoming customer calls handled by all departments (consolidated) reporting to Customer Relations Director.